Evergreen

EVERGREEN VA MASTERS FUND

Semiannual Report
as of June 30, 2002

Evergreen Investments[SM]
MUTUAL FUNDS

Evergreen VA Masters Fund - Semiannual Report as of June 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $218 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of June 30, 2002

Letter to Shareholders
August 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen VA Masters Fund, which covers the six-month period ended June 30, 2002.

After experiencing mixed performance for the first three months of the period, the U.S. equities markets renewed their struggles during the final three months. Concerns over a slowdown in growth and the legitimacy of earnings were compounded by worries over terrorism and corporate credibility. As a result of these events, investor pessimism grew, and market valuations fell in the first half of the year. Leading the declines for the major market indexes was the Nasdaq Composite, which fell 25%. Following the Nasdaq in the pullback was the Standard & Poor’s 500 Index (S&P 500), which lost 14% of its value, and the Dow Jones Industrial Average, down 8% through June 30, 2002. Even small cap stocks (as measured by the Russell 2000 Index, which outperformed other benchmarks for much of the past two years) were down 9% in the second quarter, bringing their mid-year loss to 5%.

The U.S. fixed income markets, after mixed performance in the first three months of the period, recovered nicely in the final three months. Moderation in economic growth had much to do with this improvement in performance, since a slowdown in the pace of gross domestic product (GDP) growth suggests the Federal Reserve Board may remain on the sidelines longer than originally anticipated. Uncertainty related to geopolitical risks also contributed to the gains in Treasuries, which still maintain their role as a leading safe haven for domestic and international investors.

Looking ahead for the markets, we strongly encourage investors to focus on the improving fundamentals of the U.S. economy. We continue to project GDP growth in the range of 3% in 2002, with inflation tracking below 2%. Unemployment, as a lagging indicator, will likely get worse before it gets better. The silver lining here is that the Fed should stay on the sidelines until the trend in employment turns positive. Additionally, the growth trends for services and productivity remain positive, suggesting better profits ahead.

We continue to forecast operating earnings growth in the range of 8% to 10% for companies in the S&P 500 during 2002. Profits have often risen more than 20% in the first year of past recoveries, yet due to the lack of capital spending increases, we expect moderate earnings growth this year compared to past periods. We believe equity market gains may begin to reflect profit growth. However, given the low levels of investor confidence, we see very little room for P/E multiple expansion. A positive development on the geopolitical front, though, could add considerable momentum to the markets, providing investors relief from oversold conditions and a path to higher valuation.

Looking at bonds, we believe the pace of economic growth will enable the Fed to only slightly tighten policy late in the year. The prospects for slightly higher rates and the elongation of the recovery may enable fixed income instruments to continue recent contributions to diversified portfolios. Quality high yield bonds and investment-grade corporates also offer potential for gains as the environment improves and spreads narrow.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than trying to make investment decisions based on anticipated market movements. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investments

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

EVERGREEN
VA Masters Fund
Fund at a Glance as of June 30, 2002

“The Evergreen portfolio remains focused on a combination of core, stable sectors as well as companies strongly positioned to benefit from the moderate economic recovery.”

PORTFOLIO MANAGEMENT TEAM

Evergreen Team
MFS Team
Oppenheimer Team
Putnam Team

PERFORMANCE & RETURNS1

Portfolio Inception Date:	1/29/1999

6-month return	-16.50%

Average Annual Returns

1 year	-24.82%

Since Portfolio Inception	-4.00%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Masters Fund,1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Standard and Poor’s 400 Mid-Cap Index (S&P 400) and the Consumer Price Index (CPI).

The S&P 500 and the S&P 400 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of June 30, 2002, and subject to change.

EVERGREEN
VA Masters Fund
Portfolio Manager Interview

How did the fund perform?

For the six-month period ended June 30, 2002, the fund had a total return of -16.50%. In comparison, the Standard & Poor’s 500 Index (S&P 500) returned -13.16%, and the Standard & Poor’s Midcap 400 Index (S&P 400) returned -9.31%. The fund’s six-month return reflects the combined performance of the four distinct portfolios that comprise the fund.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$27,168,013

Number of Holdings	565

P/E Ratio	19.7x

What was the investment environment like during the period?

During the six-month period, the fund was managed in a difficult economic environment. Early in the period, economic growth accelerated and stock prices rose significantly from their post-September 11 lows. Going into the second half of the period, however, stocks pulled back as geopolitical problems, concerns about homeland security, issues relating to corporate accounting and governance, and lackluster corporate profits began to undermine investor confidence. The Federal Reserve Board took no action on interest rates during the first half of 2002, and the Federal Funds Rate remained at a 40-year low of 1.75%. While market interest rates inched up early in the period when the stock market rose, they retreated later on as investors sold shares and sought the relative safety of fixed income securities.

Against this economic backdrop, most broad stock indexes declined. Stocks across the capitalization spectrum fell, but large cap stocks lost more ground than mid and small cap stocks, and growth stocks underperformed value stocks. The market decline was led by significant sell-offs in telecommunications and technology stocks. On a more positive note, consumer spending held up throughout the period; as a result, consumer discretionary stocks, such as certain retailers and mid-priced restaurant chains, made relatively strong gains. Low interest rates helped boost home sales, and stocks related to homebuilding and home improvement faired well. Certain defense stocks also did well, and gold stocks were among the best performers.

Moving into the second half of 2002, data indicate that the U.S. economy is in the process of a recovery. Gross domestic product rose at an annual rate of 6.1% in the first quarter of 2002 and productivity rose dramatically. Inflation remains contained. In this environment, stocks have the potential to do well, once corporate profits improve.

TOP 5 SECTORS
(as a percentage of 6/30/2002 net assets)

Financials	19.8%

Consumer Discretionary	16.9%

Health Care	13.1%

Information Technology	12.1%

Industrials	11.9%

TOP 10 HOLDINGS
(as a percentage of 6/30/2002 net assets)

Microsoft Corp.	1.5%

Exxon Mobil Corp.	1.3%

Pfizer, Inc.	1.3%

General Electric Co.	1.0%

Wal-Mart Stores, Inc.	1.0%

CSG Systems International, Inc.	0.8%

Devon Energy Corp.	0.8%

American International Group, Inc.	0.8%

Kroger Co.	0.8%

Johnson & Johnson Co.	0.8%

EVERGREEN
VA Masters Fund
Portfolio Manager Interview

PORTFOLIO MANAGEMENT TEAM
Evergreen Team*

During the period, the portfolio was managed in a rapidly changing investment environment. The Fed continued to favor an accommodative interest rate policy to help keep economic growth on track. The Fed’s actions were viewed as positive for the market. When economic data came in for the first quarter, economic strength surprised many investors, as the economy posted a 6% annual growth rate. The second quarter economic data was mixed, however, and many investors concluded that economic growth would be slower for the balance of the year. We are projecting a 3% economic growth rate for the year; this is moderate, but very respectable growth. During the final months of the six-month period, there was a disconnect between equity market performance and positive economic strength. The mood was decidedly grim, as investors pondered issues related to corporate accounting and stewardship, political uncertainty in Middle Eastern countries and the Asian subcontinent, Latin American monetary and fiscal crisis, insecurity related to the threat of another terrorist attack, and homeland security. These factors led to a lack of investor confidence. This lack of confidence has the potential to lead to range-bound equity market performance for the intermediate term.

In the first six months of the fiscal year, January 1, 2002, through June 30, 2002, investors continued to favor value stocks over growth stocks. As a result, value stocks generally outperformed growth stocks, and mid cap companies generally did better than large cap and small cap companies.

In managing the Evergreen portion of the fund, our long-term strategy remained the same -- to purchase the stocks of companies with significant market share, good management and the ability to sustain or increase earnings and dividend growth. In applying this strategy, we placed a strong emphasis on managing risk. One of the ways we measure and manage risk in the portfolio is through sector and stock weightings relative to the portfolio’s benchmark, the S&P 400.

We responded to the market environment by making several changes to the portfolio. Our focus remained on those companies with strong prospects for secular growth and those that tend to benefit from cyclical recoveries. Our overall approach was to structure the portfolio in a barbell shape -- with core and stable sectors on one end coupled with sectors that have the potential to benefit from a cyclical recovery on the other end. In taking this approach, we raised the weightings of the consumer discretionary and materials sectors to increase the cyclical bent, and we raised the weightings in consumer staples and healthcare to increase the core/stable bent. In the technology sector, the outlook for corporate profits continued to be weak and valuations remained relatively high. Therefore, we reduced the portfolio’s technology exposure. We also lowered the portfolio’s weighting in the utility sector, as that sector continued to be under unrelenting pressure. Softer demand for energy, concerns about raising capital and energy marketing and trading in unregulated segments of the market were some of the issues that affected the utility sector.

During the period, we purchased stocks in a number of companies and industries. These included Pharmaceutical Resources, a generic drug company with excellent growth prospects; Lyondell Chemical, a commodity chemical company that is levered to a cyclical recovery; and Swift Transportation, a trucking company that is also levered to a cyclical recovery. We eliminated companies that we believed had deteriorating fundamentals. These included Parametric Technologies, State Street, Xcel Energy, Allegheny Energy and Rational Software.

As we look ahead, several economic data points indicate that an economic recovery is sustainable. However, restoring trust in American corporate accounting, which may be a gradual process, is absolutely critical for the short- and long-term success of U.S. equity investments. On a positive note, the U.S. economy is recovering, earnings comparisons in the second half of the year should be more favorable on a year-over-year basis than they have been in nearly two years,

* This discussion represents the Evergreen Team’s portion of the Evergreen VA Masters Fund.

EVERGREEN
VA Masters Fund
Portfolio Manager Interview

interest rates are at low levels, and inflation is in check. Second quarter earnings reports should provide some clarity for the outlook for the balance of the year.

Given this backdrop, individual stock selection will play a crucial role in the portfolio’s performance. We will continue to seek companies that have the potential to deliver positive earnings and avoid those without positive earnings. The Evergreen portfolio remains focused on a combination of core, stable sectors as well as companies strongly positioned to benefit from the moderate economic recovery.

PORTFOLIO MANAGEMENT TEAM
MFS Team*

Within the MFS mid cap growth portfolio, performance was hindered by holdings in the technology, business services and healthcare sectors. The primary contributors to relative performance included an overweighting in energy and our holdings in financial services.

Technology continued to be the largest sector in the MFS portfolio during the period. In the first quarter, the portfolio’s underweighting generally helped performance, although stock selection lagged as our holdings in computer software and network and telecommunications (Comverse and Ciena) underperformed their industry peers. In the technology sector, we focused on computer software names, but underweighted hardware and semiconductor makers. Major detractors for the quarter included Amdocs, Citrix Systems, Macrovision, S1 and Veritas Software.

The MFS portfolio maintained an overweighting in business and consumer services stocks during the period. We favored companies in this sector, especially outsourcing companies. Outsourcing companies often thrive during economic slow-downs as larger corporations outsource costly projects in order to avoid hiring new employees and to avoid spending on non-core technologies. Additionally, these companies are direct beneficiaries of reduced prices for technology and declining cost structures as additional customers outsource for their services. Performance lagged in our key holdings in this sector as concerns continued about new client growth looking out over the year.

Within the business and consumer services sector, the MFS portfolio underperformed the index due, in large part, to the poor performance of two larger holdings: Verisign and CSG Systems.

During the first quarter of 2002, the portfolio benefited from an overweighting in energy relative to the benchmark. Increased tensions in the Middle East caused energy prices to rise due to concern over supply disruptions. The portfolio had maintained a focus on U.S. natural gas exploration and production companies, which rose during the quarter, although not as dramatically as oil service stocks. Significant contributors to the portfolio included Devon Energy and Apache. The rise in energy equity prices from their September 2001 lows, and the weak near- to medium-term outlook on these stocks, resulted in significant trimming of energy holdings to a slight overweighting relative to the index.

Healthcare was the recipient of much of the trimming that occurred among our energy holdings during the first quarter. While a slight underweighting relative to the index helped the portfolio as the healthcare sector underperformed the broader market, the portfolio’s holdings in the sector detracted from performance. At the industry level, we continue to underweight pharmaceuticals and biotechnology in favor of medical equipment and services.

The portfolio increased its concentration in financial services in the second quarter, adding several regional banks, while increasing existing positions in the insurance industry. The MFS portfolio outperformed the financial services stocks in the index by underweighting the broker/asset manager industry, overweighting the insurance industry, and picking banking and broker/asset manager stocks that outperformed the broader market. Individual contributors for the quarter were Principal Financial Group and Willis Group Holdings.

Over the course of the second quarter, the MFS portfolio decreased its technology holdings, substantially shedding

* This discussion represents the MFS Team’s portion of the Evergreen VA Masters Fund.

EVERGREEN
VA Masters Fund
Portfolio Manager Interview

positions in software as it became obvious that corporations would continue the moratorium on spending within their technology budgets. In addition, the portfolio sought to diversify holdings in healthcare and financial services by cutting positions in names like Genzyme and Cytyc by more than 50%. These funds have been reallocated to take advantage of opportunities in pharmaceuticals, insurance, regional banking and the printing/publishing industries.

We believe that an economic recovery has begun; however, we have concerns about the speed and robustness of the recovery. We remain cautious in the short term, diversifying our more concentrated positions to spread out risk and to capitalize on opportunities to pick up misunderstood or much maligned stocks that currently sell at a discount. We continue to remain true to our discipline, seeking out growth companies with attractive valuations, dominant market share, competitive advantages and sustainable operating margins.

PORTFOLIO MANAGEMENT TEAM
Oppenheimer Team*

The Oppenheimer portfolio is managed with a disciplined, quantitative strategy that seeks to produce consistently strong results, relative to the S&P 500. The good relative performance we obtained this period can be attributed to the results of our proprietary stock scoring system and the overweighting of small cap stocks versus the benchmark. Year-to-date, small cap stocks have outperformed large cap stocks by nearly 10 percentage points. In addition, the wide diversification inherent to our investment approach places little emphasis on any single stock, reducing the risk a major stock blow-up would have within the portfolio.

Our stock selection models performed very well during the period. In general, they have emphasized lower-beta stocks. Our performance attribution analysis revealed that our stock selection decisions added value to relative portfolio performance in eight of 10 economic sectors during the period.

From a sector perspective, our weightings versus the S&P 500 were reasonably close to the benchmark. The largest overweighting was consumer discretionary stocks (14.82% vs. 13.51%) and the largest underweighting was information technology (11.47% vs. 16.17%). Consumer discretionary stocks likely benefited from the relatively robust spending patterns of the U.S. consumer and our model appears to be picking this up. On the other hand, our models have generally disliked technology stocks. As a result, our approach has been to underweight these stocks versus the S&P 500.

While the recession appears to be over, the outlook for corporate profits and the stock market continues to appear uncertain. Our top down quantitative models now suggest that small cap stocks may outperform large cap stocks over the next three to 12 months; and value-oriented stocks are likely to outperform growth oriented stocks over the next three months.

We remain committed to our disciplined, quantitative style of investing, which has produced consistently good results in the past versus the S&P 500. We remain fully invested in equities and will continue to seek to reduce risk by maintaining a very diversified portfolio.

PORTFOLIO MANAGEMENT TEAM
Putnam Team**

Early expectations of a gradual recovery in the U.S. equity markets were dashed by revelations of corporate earnings misrepresentations that eroded investor confidence. Despite positive economic indicators and the Fed’s neutral stance on interest rates, high-profile earnings warnings and bankruptcies drove U.S. equity markets to five-year lows during the period.

* This discussion represents the Oppenheimer Team’s portion of the Evergreen VA Masters Fund.

** This discussion represents the Putnam Team’s portion of the Evergreen VA Masters Fund.

EVERGREEN
VA Masters Fund
Portfolio Manager Interview

Investors favored value stocks, and smaller capitalization issues outperformed their larger cap counterparts. Within the broad U.S. equity market, gains were widespread; capital goods and transportation were the top performing sectors. Communications and technology suffered losses due to tepid earnings and valuation worries.

Investor preference for value stocks penalized our portfolio’s growth orientation. Performance was also hindered by underweighting specific industries in the basic materials, energy (despite positive stock selection) and retail staples sectors. We maintained an overweighted position in financials throughout the period; our underweighted exposure to banking stocks detracted from performance, as did select holdings in conglomerates (Tyco) and unrewarded stock selection in the flagging telecommunications industry. Positive contributors to performance included stock selection in capital goods, consumer cyclicals and technology; holdings within healthcare services and natural gas utility industries (with the exception of El Paso and Williams) were also helpful.

We believe the slump in equity markets has pushed valuations down to levels as far below fair value as in the immediate aftermath of September 11. Though negative sentiment may cause the markets to overshoot on the downside, just as they overreacted on the upside in the late 1990s boom, our top-down quantitative models are sending unambiguous signals that current valuations are attractive.

The themes of ongoing economic recovery and a rebalancing economy dominate our U.S. market views. We expect the corrections in the “hot stocks” of the bull market -- technology, telecommunications and media sectors -- are close to playing out. Business spending should revive even as consumer spending returns to a more normal share of economic activity.

We favor financials and healthcare for their strong growth prospects and appropriate valuation. We are also seeking companies that can expand into new areas and grow through competitive advantage. In retail cyclicals, we remain overweighted in Lowe’s and underweighted in Home Depot, and we believe Kohl’s potential is appealing. Finally, the portfolio is underweighted in consumer staples and basic materials. In the latter, we have added to the top growers in the paper and forest product area (Weyerhaeuser), but the position remains significantly underweighted relative to the benchmark.

EVERGREEN
VA Masters Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31,
		2001	2000	1999[1,2]

Net asset value, beginning of period	$ 9.31	$ 11.09	$ 12.58	$ 10.00

Income from investment operations

Net investment income	0[3,4]	0[3,4]	0[3,4]	0.01

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.54)	(1.76)	(0.34)	2.74

Total from investment operations	(1.54)	(1.76)	(0.34)	2.75

Distributions to shareholders from

Net investment income	0[3,4]	0[3,4]	0	(0.01)

Net realized gains	0	(0.02)	(1.15)	(0.16)

Total distributions to shareholders	0	(0.02)	(1.15)	(0.17)

Net asset value, end of period	$ 7.77	$ 9.31	$ 11.09	$ 12.58

Total return[4]	(16.50%)	(15.84%)	(3.06%)	27.58%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 27,168	$ 34,739	$ 37,268	$ 18,873

Ratios to average net assets

Expenses[5]	1.00%[6]	1.00%	1.01%	1.00%[6]

Net investment income	0.02%[6]	0.05%	0.02%	0.15%[6]

Portfolio turnover rate	55%	74%	85%	83%

1. For the period from January 29, 1999 (commencement of operations), to December 31, 1999.

2. Net investment income is based on average shares outstanding during the period.

3. Amount represents less than $0.01 per fund share.

4. Total return does not reflect charges attributable to your insurance company’s separate account.

5. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6. Annualized

See Notes to Financial Statements.

EVERGREEN
VA Masters Fund
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 96.7%
CONSUMER DISCRETIONARY - 16.9%
Auto Components - 1.3%
American Axle & Manufacturing Holdings, Inc. *	3,800	$ 113,012
Dana Corp.	200	3,706
Delphi Automotive Systems Corp.	6,700	88,440
Johnson Controls, Inc.	600	48,966
Lear Corp. *	300	13,875
Superior Industries International, Inc.	2,000	92,500
360,499
Automobiles - 0.3%
Ford Motor Co.	249	3,984
General Motors Corp.	500	26,725
Harley-Davidson, Inc.	1,200	61,524
92,233
Distributors - 0.0%
Tech Data Corp. *	200	7,570
Hotels, Restaurants & Leisure - 1.2%
Applebee’s International, Inc.	150	3,443
Brinker International, Inc. *	1,350	42,862
CEC Entertainment, Inc. *	100	4,130
Darden Restaurants, Inc.	600	14,820
Gtech Holdings Corp. *	400	10,216
Harrah’s Entertainment, Inc. *	1,650	73,177
Hilton Hotels Corp.	600	8,340
Marriott International, Inc., Class A	780	29,679
McDonald’s Corp.	500	14,225
MGM Grand, Inc.	100	3,375
Outback Steakhouse, Inc. *	1,200	42,120
Park Place Entertainment Corp. *	300	3,075
Ruby Tuesday, Inc.	600	11,640
Starbucks Corp. *	200	4,970
Starwood Hotels & Resorts	200	6,578
Wendy’s International, Inc.	200	7,966
Yum! Brands, Inc.	1,300	38,025
318,641
Household Durables - 1.7%
Black & Decker Corp.	2,500	120,500
Centex Corp.	200	11,558
KB Home	500	25,755
Lennar Corp.	100	6,120
Mohawk Industries, Inc. *	3,000	184,590
Newell Rubbermaid, Inc.	200	7,012
NVR, Inc. *	100	32,300
Ryland Group, Inc.	400	19,900
Stanley Works	1,200	49,212
Whirlpool Corp.	200	13,072
470,019
Internet & Catalog Retail - 0.0%
CDW Computer Centers, Inc. *	200	9,362
Insight Enterprises, Inc. *	100	2,519
Priceline.com, Inc. *	100	279
12,160

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 1.1%
Acclaim Entertainment, Inc. *	300	$ 1,059
Activision, Inc. *	150	4,359
Brunswick Corp.	2,400	67,200
Eastman Kodak Co.	1,900	55,423
Hasbro, Inc.	300	4,068
International Game Technology *	395	22,397
Mattel, Inc.	200	4,216
Polaris Industries, Inc.	2,000	130,000
The Nautilus Group, Inc.	100	3,060
291,782
Media - 4.3%
AOL Time Warner, Inc. *	1,100	16,181
Comcast Cable Communications Corp., Class A	1,715	40,886
Echostar Communications Corp., Class A	10,525	195,344
Entercom Communications Corp. *	300	13,770
Fox Entertainment Group, Inc.	100	2,175
Havas Advertising, ADR *	137	834
Hearst-Argyle Television, Inc., * *	300	6,765
Knight-Ridder, Inc.	100	6,295
Lamar Advertising Co., Class A	3,000	111,630
Liberty Media Corp., Ser. A *	300	3,000
LIN TV Corp.	400	10,816
Marvel Enterprises, Inc.	100	548
McGraw-Hill Companies, Inc.	3,000	179,100
New York Times Co., Class A	1,340	69,010
RH Donnelley Corp. *	100	2,797
Scholastic Corp. *	3,762	142,580
Tribune Co.	900	39,150
Univision Communications, Inc., Class A *	3,600	113,040
Viacom, Inc., Class B *	2,339	103,781
Walt Disney Co.	5,050	95,445
Westwood One, Inc., *	200	6,684
1,159,831
Multi-line Retail - 2.4%
BJ’s Wholesale Club, Inc. *	900	34,650
Chico’s FAS, Inc. *	150	5,448
Childrens Place Retail Stores, Inc. *	100	2,650
Costco Wholesale Corp. *	800	30,896
Dillards, Inc., Class A	200	5,258
Dollar General Corp.	100	1,903
Dollar Tree Stores, Inc. *	700	27,587
Family Dollar Stores, Inc.	3,160	111,390
Federated Department Stores, Inc. *	200	7,940
J.C. Penney Co., Inc.	400	8,808
Kohl’s Corp. *	1,105	77,439
May Department Stores Co.	300	9,879
Sears, Roebuck & Co.	700	38,010
Target Corp.	300	11,430
Wal-Mart Stores, Inc.	4,902	269,659
642,947

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.2%
American Eagle Outfitters, Inc. *	200	$ 4,228
AutoNation, Inc.	400	5,800
Autozone, Inc. *	710	54,883
Barnes & Noble, Inc. *	100	2,643
Bed Bath & Beyond, Inc. *	400	15,096
Best Buy Co., Inc. *	900	32,670
Blockbuster, Inc.	930	25,017
Borders Group, Inc. *	100	1,840
Christopher & Banks Corp. *	100	4,230
Circuit City Stores, Inc. *	2,800	52,500
Electronics Boutique Holdings Corp. *	100	2,930
Foot Locker, Inc. *	400	5,780
Gap, Inc.	800	11,360
Home Depot, Inc.	2,150	78,969
Hot Topic, Inc. *	450	12,020
Limited, Inc.	720	15,336
Lowe’s Companies, Inc.	3,090	140,286
Michaels Stores, Inc. *	200	7,800
Office Depot, Inc. *	3,710	62,328
Pep Boys-Manny Moe & Jack	100	1,685
RadioShack Corp.	100	3,006
Ross Stores, Inc.	400	16,300
Staples, Inc. *	2,385	46,985
Talbots, Inc.	2,400	84,000
Tiffany & Co.	1,800	63,360
TJX Companies, Inc.	5,550	108,835
Too, Inc. *	128	3,942
Williams Sonoma, Inc. *	100	3,066
866,895
Textiles & Apparel - 1.4%
Coach, Inc. *	198	10,870
Jones Apparel Group, Inc. *	4,030	151,125
Liz Claiborne, Inc.	400	12,720
Nike, Inc., Class B	2,300	123,395
Tommy Hilfiger Corp. *	100	1,432
V.F. Corp.	1,770	69,402
368,944
CONSUMER STAPLES - 7.4%
Beverages - 1.4%
Anheuser-Busch Companies, Inc.	900	45,000
Coca-Cola Co.	1,700	95,200
Pepsi Bottling Group, Inc.	5,740	176,792
PepsiCo, Inc.	1,422	68,540
385,532
Food & Drug Retailing - 1.7%
Albertsons, Inc.	3,300	100,518
CVS Corp.	3,600	110,160
Kroger Co.	10,400	206,960

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Safeway, Inc. *	600	$ 17,514
Walgreen Co. *	400	15,452
Whole Foods Market, Inc. *	100	4,822
455,426
Food Products - 1.6%
Archer-Daniels Midland Co.	535	6,843
Campbell Soup Co.	500	13,830
ConAgra, Inc.	2,600	71,890
Dole Food Company, Inc.	100	2,885
Hershey Foods Corp.	1,500	93,750
J.M. Smucker Co.	16	546
Kellogg Co.	700	25,102
Kraft Foods, Inc., Class A	3,265	133,702
Sara Lee Corp.	1,165	24,045
Tyson Foods, Inc., Class A	300	4,653
Unilever NV	200	12,960
W.M. Wrigley Junior Co.	500	27,675
417,881
Household Products - 1.0%
American Greetings Corp., Class A	100	1,666
Clorox Co.	1,700	70,295
Colgate-Palmolive Co.	1,255	62,813
Procter & Gamble Co.	1,415	126,359
261,133
Personal Products - 0.6%
Avon Products, Inc.	600	31,344
Dial Corp.	200	4,004
Estee Lauder Companies, Inc., Class A	3,000	105,600
Gillette Co.	700	23,709
International Flavors & Fragrances, Inc.	100	3,249
167,906
Tobacco - 1.1%
Loews Corp. - Carolina Group *	3,100	83,855
Philip Morris Companies, Inc.	4,285	187,169
R.J. Reynolds Tobacco Holdings, Inc.	600	32,250
Universal Corp.	100	3,670
306,944
ENERGY - 6.7%
Energy Equipment & Services - 1.6%
Baker Hughes, Inc.	1,500	49,935
BJ Services Co. *	760	25,749
Diamond Offshore Drilling, Inc.	1,100	31,350
GlobalSantaFe Corp.	1,835	50,187
Helmerich & Payne, Inc.	100	3,572
Nabors Industries, Ltd. *	2,100	74,130
Noble Corp.	900	34,740
Rowan Co., Inc.	3,100	66,495
Weatherford International, Ltd. *	2,320	100,224
436,382

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - 5.1%
Amerada Hess Corp.	100	$ 8,250
Baytex Energy, Ltd. *	800	3,793
Burlington Resources, Inc.	2,450	93,100
Canadian 88 Energy Corp. *	3,800	6,831
Canadian Natural Resources, Ltd. *	800	27,139
ChevronTexaco Corp.	647	57,259
Compton Petroleum Corp. *	2,000	5,202
Conoco, Inc.	700	19,460
Devon Energy Corp.	4,550	224,224
Encana Corp.	100	3,075
EOG Resources, Inc. *	400	15,880
Exxon Mobil Corp.	8,525	348,843
Frontier Oil Corp.	1,200	21,120
Kerr-McGee Corp.	2,300	123,165
Marathon Oil Corp.	600	16,272
Murphy Oil Corp.	1,600	132,000
Occidental Petroleum Corp.	400	11,996
Ocean Energy, Inc.	100	2,167
Paramount Resources, Ltd.	1,000	9,877
Phillips Petroleum Co.	420	24,730
Rio Alto Exploration, Ltd. *	400	4,872
Royal Dutch Petroleum Co.	2,620	144,807
Sunoco, Inc.	200	7,126
Talisman Energy, Inc.	700	31,458
Tom Brown, Inc. *	900	25,515
Unocal Corp.	200	7,388
1,375,549
FINANCIALS - 19.8%
Banks - 6.8%
Astoria Financial Corp.	3,500	112,175
Bank Hawaii Corp.	3,300	92,400
Bank of America Corp.	1,600	112,576
Bank of New York Co., Inc.	1,963	66,251
Bank One Corp.	900	34,632
Banknorth Group, Inc.	100	2,602
BB&T Corp.	490	18,914
Charter One Financial, Inc.	2,194	75,430
Colonial Bancgroup, Inc.	3,500	52,500
Comerica, Inc.	1,895	116,353
Commerce Bancorp, Inc.	200	8,840
Commerce Bancshares, Inc.	2,100	92,904
Commercial Federal Corp.	100	2,900
Dime Bancorp, Inc. *	200	20
Doral Financial Corp.	100	3,339
Fifth Third Bancorp	1,242	82,779
First Tennessee National Corp.	1,000	38,300
FleetBoston Financial Corp.	1,000	32,350
Golden State Bancorp, Inc.	700	25,375
Golden West Financial Corp.	400	27,512
Greater Bay Bancorp	3,500	107,660

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
Greenpoint Financial Corp.	810	$ 39,771
Hibernia Corp., Class A	100	1,979
Huntington Bancshares, Inc.	2,425	47,094
KeyCorp	800	21,840
National City Corp.	900	29,925
New York Community Bancorp, Inc.	100	2,710
North Fork Bancorp, Inc.	2,860	113,857
PNC Financial Services Group	300	15,684
SouthTrust Corp.	5,800	151,496
Suntrust Banks, Inc.	400	27,088
TCF Financial Corp.	100	4,910
U.S. Bancorp	4,527	105,705
Wells Fargo & Co.	1,830	91,610
Wilmington Trust Corp.	3,000	91,500
1,850,981
Diversified Financials - 6.1%
A.G. Edwards, Inc.	2,600	101,062
Affiliated Managers Group, Inc. *	200	12,300
American Express Co.	700	25,424
Bear Stearns Companies, Inc.	1,800	110,160
Capital One Financial Corp.	1,317	80,403
Charles Schwab Corp.	8,400	94,080
Citigroup, Inc.	4,793	185,729
Countrywide Credit Industries, Inc.	300	14,475
Fannie Mae	800	59,000
Federal Agricultural Mortgage Corp., Class C	100	2,670
Fortune Brands, Inc.	100	5,600
Freddie Mac	2,910	178,092
GATX Corp.	3,000	90,300
Global Payments, Inc.	728	21,658
Goldman Sachs Group, Inc.	200	14,670
Household International, Inc.	2,115	105,116
IndyMac Bancorp, Inc. *	100	2,268
J.P. Morgan Chase & Co.	1,100	37,312
John Hancock Financial Services, Inc.	900	31,680
Legg Mason, Inc.	1,900	93,746
Lehman Brothers Holdings, Inc.	2,485	155,362
MBNA Corp.	2,677	88,528
Moody’s Corp.	200	9,950
Morgan Stanley Dean Witter & Co.	700	30,156
Phoenix Companies, Inc. *	200	3,670
Principal Financial Group *	1,390	43,090
Providian Financial Corp.	200	1,176
SLM Corp.	300	29,070
St. Joe Corp.	100	3,002
State Street Corp.	600	26,820
Stilwell Financial, Inc.	200	3,640
1,660,209

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 5.7%
Ace, Ltd.	5,138	$ 162,361
AFLAC, Inc.	800	25,600
Allmerica Financial Corp.	510	23,562
Allstate Corp.	800	29,584
AMBAC Financial Group, Inc.	775	52,080
American International Group, Inc.	3,231	220,451
Arthur J. Gallagher & Co.	2,500	86,625
Chubb Corp.	400	28,320
CIGNA Corp.	400	38,968
CNA Surety Corp.	5,000	72,750
Everest Reinsurance Group, Ltd.	1,200	67,140
Fidelity National Financial, Inc.	605	19,118
Jefferson Pilot Corp.	350	16,450
Lincoln National Corp.	500	21,000
Loew’s Corp.	500	26,495
Marsh & McLennan Co.	300	28,980
MBIA, Inc.	250	14,132
MetLife, Inc.	1,400	40,320
MGIC Investment Corp. *	300	20,340
PMI Group, Inc.	700	26,740
Progressive Corp.	600	34,710
Prudential Financial, Inc. *	3,600	120,096
Radian Group, Inc.	875	42,744
St. Paul Companies, Inc.	700	27,244
Travelers Property Casualty Corp., Class A *	600	10,620
Willis Group Holdings, Ltd. *	4,700	154,677
XL Capital, Ltd., Class A	1,590	134,673
1,545,780
Real Estate - 1.2%
Equity Office Properties Trust REIT	500	15,050
Equity Residential Properties Trust REIT	200	5,750
Kimco Realty Corp. REIT	2,800	93,772
Pulte Homes, Inc.	1,847	106,165
Weingarten Realty Investors REIT	3,100	109,740
330,477
HEALTH CARE - 13.1%
Biotechnology - 0.9%
Amgen, Inc. *	1,730	72,452
Chiron Corp. *	300	10,605
Edwards Lifesciences Corp. *	2,000	46,400
Genentech, Inc. *	300	10,050
Genzyme Corp. *	3,100	59,644
MedImmune, Inc. *	1,490	39,336
Sicor, Inc. *	200	3,708
242,195
Health Care Equipment & Supplies - 2.5%
Apogent Technology, Inc.	3,700	76,109
Applera Corp.	4,300	83,807
Baxter International, Inc.	800	35,560

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Beckman Coulter, Inc.	1,500	$ 74,850
Becton Dickinson & Co.	400	13,780
C.R. Bard, Inc.	1,700	96,186
Cooper Companies, Inc. *	100	4,710
CYTYC Corp. *	20,700	157,734
Guidant Corp. *	585	17,685
Hillenbrand Industries, Inc.	100	5,615
Patterson Dental Co. *	100	5,033
Saint Jude Medical, Inc. *	100	7,385
Stryker Corp.	800	42,808
Techne Corp. *	200	5,644
VISX, Inc. *	4,700	51,230
Zimmer Holdings, Inc. *	170	6,062
684,198
Health Care Providers & Services - 4.1%
Andrx Corp. *	535	14,429
Anthem, Inc.	1,000	67,480
Apria Healthcare Group, Inc. *	100	2,240
Caremark Rx, Inc. *	8,600	141,900
Express Scripts, Inc., Class A *	100	5,011
First Health Group Corp. *	100	2,804
HCA-The Healthcare Corp.	1,995	94,762
Health Management Associates, Inc., Class A *	4,600	92,690
Health Net, Inc., Class A *	200	5,354
HealthSouth Corp. *	11,400	145,806
Henry Schein, Inc. *	200	8,900
IMPATH, Inc. *	2,800	50,260
IMS Health, Inc.	8,300	148,985
Laboratory Corp. *	200	9,130
LifePoint Hospitals, Inc. *	100	3,631
Lincare Holdings, Inc. *	1,400	45,220
Manor Care, Inc. *	500	11,500
McKesson HBOC, Inc.	1,500	49,050
Mid Atlantic Medical Services, Inc. *	100	3,135
Oxford Health Plans, Inc. *	600	27,876
Pharmaceutical Product Development, Inc. *	200	5,268
Quest Diagnostics, Inc. *	200	17,210
Tenet Healthcare Corp. *	600	42,930
Trigon Healthcare, Inc. *	200	20,116
UnitedHealth Group, Inc.	692	63,353
Universal Health Services, Inc., Class B *	300	14,700
Wellpoint Health Networks, Inc., Class A *	300	23,343
1,117,083
Pharmaceuticals - 5.6%
Abbott Laboratories	950	35,768
Allergan, Inc.	2,005	133,834
Biovail Corp. *	1,200	34,752
Bristol-Myers Squibb Co.	500	12,850
Eli Lilly & Co.	1,075	60,630

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - continued
Forest Laboratories, Inc. *	300	$ 21,240
ICN Pharmaceuticals, Inc.	100	2,421
IVAX Corp. *	3,500	37,800
Johnson & Johnson Co.	3,939	205,852
King Pharmaceuticals, Inc. *	1,340	29,815
Merck & Co., Inc.	2,000	101,280
Mylan Laboratories, Inc.	4,600	144,210
Pfizer, Inc.	9,893	346,255
Pharmaceutical Resources, Inc. *	3,600	100,008
Pharmacia Corp.	1,480	55,426
Schering-Plough Corp.	3,663	90,110
Shire Pharmaceuticals Group, ADR *	3,135	80,914
Taro Pharmaceutical Industries, Ltd. *	200	4,904
Wyeth	200	10,240
1,508,309
INDUSTRIALS - 11.9%
Aerospace & Defense - 1.3%
B.F. Goodrich Corp.	400	10,928
Engineered Support Systems, Inc.	100	5,230
General Motors Corp., Class H *	7,000	72,800
Lockheed Martin Corp.	1,470	102,165
Northrop Grumman Corp.	1,200	150,000
Raytheon Co.	200	8,150
Rockwell Collins, Inc.	600	16,452
365,725
Air Freight & Couriers - 0.3%
FedEx Corp. *	800	42,720
United Parcel Service, Inc., Class B	700	43,225
85,945
Airlines - 0.2%
Continental Airlines, Inc., Class B *	200	3,156
Southwest Airlines Co.	2,875	46,460
49,616
Building Products - 0.9%
Masco Corp.	4,450	120,640
Toll Brothers, Inc. *	4,000	117,200
237,840
Commercial Services & Supplies - 4.0%
Allied Waste Industries, Inc. *	200	1,920
Automatic Data Processing, Inc.	1,040	45,292
Avery Dennison Corp.	200	12,550
BEA Systems, Inc. *	5,100	48,501
Cadence Design Systems, Inc. *	600	9,672
Concord EFS, Inc. *	1,100	33,154
Corinthian Colleges, Inc. *	200	6,778
CSG Systems International, Inc. *	11,734	224,589

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Deluxe Corp.	100	$ 3,889
DST Systems, Inc. *	2,700	123,417
First Data Corp.	1,200	44,640
Fiserv, Inc. *	1,000	36,710
H&R Block, Inc.	2,900	133,835
Herman Miller, Inc.	1,950	39,585
Imagistics International, Inc. *	108	2,319
ITT Educational Services, Inc. *	200	4,360
John H. Harland Co.	100	2,820
Metro One Telecomm, Inc. *	100	1,396
Paychex, Inc.	600	18,774
Per-Se Technologies, Inc.	100	920
Republic Services, Inc., Class A *	5,000	95,350
Robert Half International, Inc. *	2,600	60,580
Sabre Group Holdings, Inc., Class A *	1,600	57,280
SEI Investments Co.	200	5,634
Switchboard, Inc. *	4,890	16,528
Waste Management, Inc.	2,365	61,608
Weight Watchers International, Inc. *	110	4,778
Xerox Corp.	300	2,091
1,098,970
Construction & Engineering - 0.3%
EMCOR Group, Inc. *	100	5,870
Jacobs Engineering Group, Inc.	2,200	76,516
MDC Holdings, Inc.	100	5,200
SBA Communications Corp. *	1,300	1,833
89,419
Electrical Equipment - 0.2%
Cable Design Technologies Corp. *	2,272	23,288
Cooper Industries, Ltd., Class A	400	15,720
Emerson Electric Co.	200	10,702
Molex, Inc.	200	5,486
55,196
Industrial Conglomerates - 2.1%
3M Co.	670	82,410
Danaher Corp.	1,500	99,525
General Electric Co.	9,600	278,880
Textron, Inc.	100	4,690
Trinity Industries, Inc.	3,200	66,304
Tyco International, Ltd.	2,277	30,762
562,571
Machinery - 1.7%
Deere & Co.	1,600	76,640
EnPro Industries, Inc.	80	420
Ingersoll-Rand Co.	830	37,898
ITT Industries, Inc.	700	49,420
Navistar International Corp. *	1,800	57,600
Paccar, Inc.	1,050	46,610

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Machinery - continued
Parker-Hannifin Corp.	2,060	$ 98,447
Precision Castparts Corp.	100	3,300
Roper Industries, Inc.	2,100	78,330
448,665
Marine - 0.0%
Teekay Shipping Corp.	100	3,691
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	500	15,000
CSX Corp.	100	3,505
Norfolk Southern Corp.	2,600	60,788
Swift Transportation Co., Inc. *	4,600	107,180
Union Pacific Corp.	900	56,952
243,425
INFORMATION TECHNOLOGY - 12.1%
Communications Equipment - 1.9%
Adaptec, Inc. *	200	1,578
Advanced Fibre Communications, Inc. *	5,130	84,850
American Tower Systems Corp., Class A *	22,730	78,418
Aware, Inc. *	800	3,040
Brocade Communications Systems, Inc. *	3,900	68,172
CIENA Corp. *	6,819	28,572
Cisco Systems, Inc. *	4,560	63,612
Computer Network Technology *	1,560	9,563
Emulex Corp. *	3,600	81,036
Globespan Virata, Inc. *	3,500	13,545
Juniper Networks, Inc. *	2,700	15,255
McData Corp., Class A	5,940	52,331
McData Corp., Class B	300	2,670
Scientific Atlanta, Inc.	100	1,645
Storagenetworks, Inc. *	200	394
Tekelec, Inc. *	1,700	13,651
Tellium, Inc. *	400	372
518,704
Computers & Peripherals - 1.6%
Dell Computer Corp. *	5,160	134,883
Handspring, Inc. *	500	870
Hewlett-Packard Co.	4,330	66,162
International Business Machines Corp.	1,945	140,040
Lexmark International Group, Inc., Class A *	300	16,320
NCR Corp. *	705	24,393
Network Appliance, Inc. *	2,400	29,856
QLogic Corp. *	700	26,670
Storage Technology Corp. *	100	1,597
440,791
Electronic Equipment & Instruments - 0.5%
AVX Corp.	400	6,532
Benchmark Electronics, Inc. *	100	2,900
FLIR Systems, Inc. *	100	4,197

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Ingram Micro, Inc., Class A *	100	$ 1,375
JDS Uniphase Corp. *	7,800	20,826
Macrovision Corp. *	5,300	69,483
Rambus, Inc. *	600	2,454
Rockwell International Corp.	300	5,994
RSA Security, Inc. *	3,035	14,598
128,359
Internet Software & Services - 1.5%
CheckFree Corp. *	6,443	100,769
ePresence, Inc. *	3,500	13,125
Internet Security Systems, Inc. *	3,700	48,544
S1 Corp. *	13,090	96,735
VeriSign, Inc. *	21,841	157,037
Websense, Inc. *	100	2,557
418,767
IT Consulting & Services - 0.7%
Affiliated Computer Services, Inc., Class A *	1,000	47,480
Amdocs, Ltd. *	3,400	25,670
Electronic Data Systems Corp.	715	26,562
SunGard Data Systems, Inc. *	3,100	82,088
181,800
Semiconductor Equipment & Products - 1.7%
Altera Corp. *	6,860	93,296
Analog Devices, Inc. *	500	14,850
Broadcom Corp., Class A *	1,900	33,326
Cabot Microelectronics Corp. *	200	8,632
ESS Technology, Inc. *	200	3,508
Genesis Microchip, Inc. *	100	834
Integrated Circuit System, Inc. *	100	2,019
Intel Corp.	8,020	146,525
Intersil Holding Corp., Class A *	1,400	29,932
KLA-Tencor Corp. *	600	26,394
Linear Technology Corp.	1,154	36,270
Maxim Integrated Products, Inc. *	850	32,581
Microchip Technology, Inc. *	635	17,418
Novellus Systems, Inc. *	400	13,600
Semtech Corp. *	200	5,340
Xilinx, Inc. *	400	8,972
473,497
Software - 4.2%
Adobe Systems, Inc.	400	11,400
Autodesk, Inc.	100	1,325
BMC Software, Inc. *	2,475	41,085
Citrix Systems, Inc. *	19,900	120,196
Computer Associates International, Inc.	1,675	26,616
Electronic Arts, Inc. *	738	48,745

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - continued
Henry Jack & Associates, Inc.	2,200	$ 36,718
Intuit, Inc. *	2,000	99,440
Microsoft Corp. *	7,357	402,428
Network Associates, Inc. *	300	5,781
Oracle Corp. *	6,070	57,483
Peoplesoft, Inc. *	1,800	26,784
Rational Software Corp. *	7,820	64,202
Siebel Systems, Inc. *	2,435	34,626
SmartForce Plc *	7,200	24,480
Sybase, Inc.	500	5,275
THQ, Inc. *	150	4,473
Veritas Software Corp. *	6,100	120,719
1,131,776
MATERIALS - 4.4%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	300	15,141
E.I. du Pont de Nemours & Co.	500	22,200
Engelhard Corp.	100	2,832
IMC Global, Inc.	100	1,250
Lyondell Chemical Co.	6,300	95,130
Millipore Corp.	1,300	41,574
PPG Industries, Inc.	2,665	164,964
Praxair, Inc.	100	5,697
Rohm & Haas Co.	1,500	60,735
Sigma-Aldrich Corp.	1,500	75,225
Solutia, Inc.	10,200	71,604
556,352
Construction Materials - 0.2%
Lafarge North America, Inc.	100	3,515
Martin Marietta Materials, Inc.	1,600	62,400
65,915
Containers & Packaging - 0.2%
AptarGroup, Inc.	1,500	46,125
Crown Cork & Seal Co., Inc.	200	1,370
Owens Illinois, Inc. *	200	2,748
Pactiv Corp. *	300	7,140
57,383
Metals & Mining - 0.8%
Alcan Aluminum, Ltd.	700	26,264
Alcoa, Inc.	500	16,575
Barrick Gold Corp.	900	17,091
Freeport-McMoRan Copper & Gold, Inc., Class B *	600	10,710
Newmont Mining Corp.	200	5,266
Nucor Corp.	1,000	65,040
Peabody Energy Corp.	100	2,830
Phelps Dodge Corp.	1,900	78,280
222,056

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
MATERIALS - continued
Paper & Forest Products - 1.1%
Bowater, Inc.	1,020	$ 55,457
Georgia-Pacific Corp.	300	7,374
International Paper Co.	300	13,074
Rayonier, Inc.	1,500	73,695
Weyerhaeuser Co.	2,280	145,578
295,178
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.0%
ALLTEL Corp.	2,100	98,700
AT&T Corp.	3,200	34,240
BellSouth Corp.	1,500	47,250
Centurytel, Inc.	1,900	56,050
Qwest Communications International, Inc. *	4,465	12,502
SBC Communications, Inc.	5,130	156,465
Sprint Corp.	900	9,549
Verizon Communications, Inc.	3,209	128,841
543,597
Wireless Telecommunications Services - 0.4%
Crown Castle International Corp. *	26,900	105,717
UTILITIES - 2.0%
Electric Utilities - 1.9%
Cinergy Corp.	2,900	104,371
Conectiv, Inc.	100	2,581
Consolidated Edison, Inc.	200	8,350
DTE Energy Co.	400	17,856
Duke Energy Corp.	300	9,330
Edison International *	1,690	28,730
Entergy Corp.	2,080	88,275
Exelon Corp.	862	45,083
FirstEnergy Corp.	900	30,042
FPL Group, Inc.	2,232	133,898
PPL Corp.	200	6,616
Public Service Enterprise Group, Inc.	100	4,330
Southern Co.	400	10,960
TXU Corp.	600	30,930
Xcel Energy, Inc.	150	2,515
523,867
Gas Utilities - 0.1%
El Paso Corp.	323	6,657
Kinder Morgan, Inc.	200	7,604
14,261
Multi-Utilities - 0.0%
Progress Energy, Inc.	200	63
Total Common Stocks		26,256,652

EVERGREEN
VA Masters Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

RIGHTS - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Western Digital Corp. *	700	$ 2,275
MUTUAL FUND SHARES - 0.7%
iShares Russell 2000 Index Fund	1,900	172,235
iShares S&P SmallCap 600 Index Fund	200	22,900
Total Mutual Fund Shares		195,135
SHORT-TERM INVESTMENTS - 3.4%
MUTUAL FUND SHARES - 3.4%
Evergreen Institutional U.S. Government Money Market Fund (o)	919,082	919,082
Total Investments - (cost $30,765,301) - 100.8%		27,373,144
Other Assets and Liabilities - (0.8%)		(205,131)
Net Assets - 100.0%		$ 27,168,013

*	Non-income producing security
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

EVERGREEN
VA Masters Fund
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets
Identified cost of securities	$ 30,765,301
Net unrealized losses on securities	(3,392,157)

Market value of securities	27,373,144
Foreign currency, at value (cost $187)	123
Receivable for securities sold	223,020
Dividends and interest receivable	26,184
Receivable from investment advisor	2,044

Total assets	27,624,515

Liabilities
Payable for securities purchased	432,075
Due to other related parties	223
Accrued expenses and other liabilities	24,204

Total liabilities	456,502

Net assets	$ 27,168,013

Net assets represented by
Paid-in capital	$ 40,263,281
Undistributed net investment income	1,738
Accumulated net realized losses on securities and foreign currency related transactions	(9,704,851)
Net unrealized losses on securities and foreign currency related transactions	(3,392,155)

Total net assets	$ 27,168,013

Shares outstanding	3,497,609

Net asset value per share	$ 7.77

See Notes to Financial Statements.

EVERGREEN
VA Masters Fund
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

Investment income
Dividends (net of foreign withholding taxes of $476)	$ 150,449
Interest	10,356

Total investment income	160,805

Expenses
Advisory fee	137,708
Administrative services fees	15,829
Transfer agent fee	149
Trustees’ fees and expenses	646
Printing and postage expenses	14,649
Custodian fee	4,813
Professional fees	7,200
Other	1,177

Total expenses	182,171
Less: Expense reductions	(130)
Fee waivers	(23,755)

Net expenses	158,286

Net investment income	2,519

Net realized and unrealized losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(4,586,454)
Foreign currency related transactions	(38)

Net realized losses on securities and foreign currency related transactions	(4,586,492)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(986,137)

Net realized and unrealized losses on securities and foreign currency related transactions	(5,572,629)

Net decrease in net assets resulting from operations	$ (5,570,110)

See Notes to Financial Statements.

EVERGREEN
VA Masters Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Operations
Net investment income	$ 2,519	$ 16,338
Net realized gains or losses on securities and foreign currency related transactions	(4,586,492)	(5,009,642)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(986,137)	(1,541,246)

Net decrease in net assets resulting from operations	(5,570,110)	(6,534,550)

Distributions to shareholders from
Net investment income	(15,071)	(4,337)
Net realized gains	0	(79,159)

Total distributions to shareholders	(15,071)	(83,496)

Capital share transactions
Proceeds from shares sold	375,687	5,754,073
Payment for shares redeemed	(2,376,932)	(1,742,577)
Net asset value of shares issued in reinvestment of distributions	15,071	78,285

Net increase (decrease) in net assets resulting from capital share transactions	(1,986,174)	4,089,781

Total decrease in net assets	(7,571,355)	(2,528,265)
Net assets
Beginning of period	34,739,368	37,267,633
End of period	$ 27,168,013	$ 34,739,368

Undistributed net investment income	$ 1,738	$ 14,290

Other Information:
Share increase (decrease)
Shares sold	42,757	558,794
Shares redeemed	(277,381)	(196,784)
Shares issued in reinvestment of distributions	1,629	8,710

Net increase (decrease) in shares	(232,995)	370,720

See Notes to Financial Statements.

EVERGREEN
VA Masters Fund
Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen VA Masters Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

D. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date

EVERGREEN
VA Masters Fund
Notes to Financial Statements (Unaudited) (continued)

when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

E. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

F. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

EIMC, an indirect, wholly owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily at a rate of 0.87% of the average daily net assets of the Fund.

During the six months ended June 30, 2002, the amount of investment advisory fees waived by the investment advisor was $23,755. The impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets was 0.15%.

MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC are investment sub-advisors to the Fund. Subject to the supervision of EIMC, each sub-advisor manages a segment of the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The Fund pays no direct fees to the sub-advisors for their services.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% the Fund’s average net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $3,409 to First Union Securities, Inc. and $21 to Wachovia Securities, Inc.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $16,796,080 and $18,181,008, respectively, for the six months ended June 30, 2002.

On June 30, 2002, the aggregate cost of securities for federal income tax purposes was $30,765,301. The gross unrealized appreciation and depreciation on securities based on that cost was $2,068,383 and $5,460,540, respectively, with a net unrealized depreciation of $3,392,157.

EVERGREEN
VA Masters Fund
Notes to Financial Statements (Unaudited) (continued)

As of December 31, 2001, the Fund had a capital loss carryover for federal income tax purposes of $4,005,403, expiring in 2009.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $783,960.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $130 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.00%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the funds and also allocated pro rata.

During the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

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Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen Funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

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* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

558962 8/2002

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For more information
Evergreen Express Line 800.346.3858
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Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034